UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K

[X]  Current Report Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934
     Date of Report (Date of earliest event reported)
                          June 1, 2000
     -----------------------------------------------------------------

              Frozen Food Express Industries, Inc.
     -----------------------------------------------------------------
                 Commission File Number 1-10006
     (Exact name of registrant as specified on its charter)

          Texas                                   75-1301831
     -----------------------------------------------------------------
  (State or other jurisdiction of    (IRS Employer Identification No.)
   incorporation or organization)


       1145 Empire Central Place   Dallas, Texas    75247-4309
     -----------------------------------------------------------------
     (Address of principal executive offices)     (Zip Code)

                         (2l4) 630-8090
     -----------------------------------------------------------------
      (Registrant's telephone number, including area code)

                              None
     -----------------------------------------------------------------
    (Former name, former address and former fiscal year, if changed since last report)






                              INDEX

               PART I - FINANCIAL INFORMATION
                                                      Page No.
                                                      --------
Item 1.  Change in Control of Registrant                 N/A

Item 2.  Acquisition or Disposition of Assets            N/A

Item 3.  Bankruptcies or Receiverships                   N/A

Item 4.  Changes in Registrant's Certifying              N/A
         Accountants

Item 5.  Other Events                                      3

Item 6.  Resignations of Registrant's Directors          N/A

Item 7.  Financial Statements and Exhibits                 3

         Exhibit  10.1  First  Amendment  to  Second
         Amended and Restated Credit  Agreement

         Exhibit 99.1 Press Release

Item 8.  Change in Fiscal Year                           N/A














Item 5.  OTHER EVENTS

     A. On June 1, 2000, the Registrant entered into a First Amendment to its Second Amended and Restated Credit Agreement dated December 31, 1999, such amendment is filed as Exhibit 10.1 to this current report on Form 8-K.




Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     C.   Exhibits

          10.1 First Amendment to Second Amended and Restated
               Credit Agreement

          99.1 Press Release





                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           FROZEN  FOOD  EXPRESS  INDUSTRIES, INC.
                           ---------------------------------------
                                   (Registrant)


June 8, 2000                 By: /s/ F. Dixon McElwee, Jr.
                                --------------------------
                                   F. Dixon McElwee, Jr.
                                   Senior Vice President
                                   Principal Financial
                                   and Accounting Officer